AZZ Inc. Investor Presentation NYSE:AZZ January 2021

INVESTOR PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR PRESENTATION 3 Vision and Values GUIDING VALUES ■ We Value Our Dedicated Employees and their communities by fully training and equipping them, and providing a safe environment to grow ■ We Value Our Customers by reliably providing high- quality products and services with outstanding customer service ■ We Value Our Shareholders by striving to consistently provide solid returns Environmental, Social and Governance “ESG”  Formed Sustainability Council with Board Oversight  Integrating Sustainability into our Operations and Company Culture  Continued Commitment to Employee Safety, Development and Diversity  Experienced Board from a Range of Relevant Backgrounds

INVESTOR PRESENTATION 4 Strategic and Financial Initiatives to Enhance Shareholder Value Metal Coatings ■ #1 in hot-dip galvanizing ■ Strategic plant network with superior service ■ Highly attractive margins and returns ■ Pipeline of synergistic Metal Coatings acquisitions in North America ■ Resilient performance through COVID-19 uncertainty Infrastructure Solutions Capital Allocation ■ More severely impacted by COVID-19 ■ Drive cost and margin improvement ■ Exit of low performing and low value creation businesses underway ■ Maintaining competitive position to maximize value in post COVID-19 recovery ■ Evaluating opportunities to accelerate becoming a focused Coatings company ■ Deploy balance sheet targeting a net leverage ratio of 2.5x ■ Board authorized $100M share repurchase program ► Intend to complete new authorization by end of Fiscal Year 2022, subject to market conditions and acquisition opportunities ■ Continued prioritization of coatings acquisitions ■ Grow dividend over time ■ Subject to macro environment Focus on Driving Profitable Growth Conducting Comprehensive Review Targeting Increased Capital Returns to Shareholders ■ Appointed CFO with deep accounting, controls and compliance experience ■ Appointed SVP of Investor Relations to enhance investor communication Strengthened Management Team

INVESTOR PRESENTATION $59 $77 $96 $55 FY18 FY19 FY20 LTM $745 $856 $987 $844 FY18 FY19 FY20 LTM 5 AZZ at a Glance (NYSE: AZZ) Headquarters Facilities Total Employees Note: Financials pro forma for divestitures of Galvabar, NLI and SMS and one-time expenses. See appendix for reconciliation to reported GAAP financials 1. LTM as of quarter ending 11/30/2020 50%50% 80% 20% Pro Forma FY20 Sales ~3,700 $96 million By Pro Forma Sales ($ in millions) ~$1 billion Pro Forma FY20 Adj. Operating Income >60 Ft. Worth, Texas Pro Forma Sales Contribution By Pro Forma Operating Income PF Adj. Operating Income Contribution Infrastructure SolutionsMetal Coatings Note: totals include corporate expenses ($ in millions) 1 1 $57

INVESTOR PRESENTATION 6 Our Current Portfolio Metal Coatings (PF FY20 Sales: $496 million) Infrastructure Solutions (PF FY20 Sales: $491 million) Galvanizing Surface Technologies Electrical Products Industrial Solutions ■ Protects, extends and enhances critical infrastructure ■ Powder coatings ■ Plating ■ Anodizing ■ Specialty weld overlay services for critical component maintenance & repair ■ Corrosion + cosmetic benefits ■ Highly automated Note: Financials pro forma for divestitures of Galvabar, NLI and SMS. See appendix for reconciliation to reported GAAP financials #1 in Hot-Dip Galvanizing of Prefabricated Steel Diverse portfolio of Electrical and Industrial businesses Enclosure Systems Switchgear Medium Voltage BusHigh Voltage Bus Lighting SystemsTubular Products

INVESTOR PRESENTATION 7 Our Leading Metal Coatings Business Pro Forma FY20 Sales $496 million Note: Financials pro forma for divestiture of Galvabar. See appendix for reconciliation to reported GAAP financials Key Facts End Markets ServedBusiness Highlights  Highly attractive margins and returns  Unmatched protection and corrosion resistance for prefabricated steel  Strategic footprint offers significant advantage  Essential service to critical infrastructure Pro Forma FY20 Adj. Operating Income (% Margin) $111 million 22.4% Facilities >45  Highly fragmented landscape with diverse end markets  Addresses cosmetic as well as corrosion needs for metal coatings and finishing  Significant runway for profitable expansion Industrial: 27% Construction: 21% Utility: 16%OEM: 18% Petrochem: 6% Other: 12% Includes powder coating, anodizing and plating Service Offerings Hot-Dip Galvanizing Surface Technologies

INVESTOR PRESENTATION 8 North America’s Largest Hot-Dip Galvanizer ■ Expansive footprint with 40 galvanizing locations throughout the U.S. and Canada ► Proximity to customers offers competitive advantage ► Strong back-office and logistics network drive sales and operational efficiencies ► Facilities differentiated on services and quality ■ Compelling platform poised for growth ► Geographic expansion ► Adjacency opportunities in corrosion protection ► Digital Galvanizing System driving greater operational efficiency, productivity and customer service # 1 Hot-Dip Galvanizing Market Position in North America

INVESTOR PRESENTATION $375 $389 $440 $496 21.4% 22.1% 19.6% 22.3% FY17 FY18 FY19 FY20 9 We Expect to Continue our Outperformance in Metal Coatings Note: Financials pro forma for divestiture of Galvabar. See appendix for reconciliation to reported GAAP financials Growth Drivers Pro Forma Sales Adj. Operating Income Margin Near Term PrioritiesHistorical Growth Trajectory ■ Maintain strong performance despite COVID challenges ■ Target GDP+ growth driven by value-added services and M&A ■ Continue to target 21 – 23% operating margins for the segment  Digital Galvanizing System  Reconfigured salesforce  7 bolt-on acquisitions since 2017  Expand Spin Galvanizing  Focused growth on other coatings applications ($ in millions)

INVESTOR PRESENTATION $309 million 17% Mid single digit ~48% T&D ~33% Industrial ~19% Power ~85% North America ~15% Other $182 million 21% Mid single digit ~60% Refining ~40% Other ~60% North America ~40% Other 10 Considerations for Maximizing Value of Infrastructure Solutions Note: Represents Fiscal Year 2020 financials pro forma for divestitures of NLI and SMS and one-time expenses. See appendix for reconciliation to reported GAAP financials Segment OverviewPortfolio Analysis ■ Group of legacy businesses with minimal overlap or synergies ■ Businesses that do not currently meet margin / return criteria ■ Actively pruning portfolio – divested NLI and SMS ■ End-markets more severely impacted by COVID-19 ■ Maintain operating focus and cash conservation in current environment E le c tr ic a l P ro d u c ts In d u s tr ia l S o lu ti o n s PF Sales 3-Yr CAGR PF Adj. Operating margin End-markets Geography mix PF Sales 3-Yr CAGR PF Adj. Operating margin End-markets Geography mix Engaged advisors to accelerate AZZ’s continued efforts to be a focused coatings company

INVESTOR PRESENTATION 11 Infrastructure Solutions is a Portfolio of Diverse Businesses 1. Proportion of Fiscal Year 2020 segment sales of $491mm pro forma for divestitures of NLI and SMS. See appendix for reconciliation to reported GAAP financials Enclosures Switchgear Bus Duct Tubular and Lighting Specialty Weld Overlay High Voltage Medium Voltage % Segment1 ■ Manufacturer of custom modular enclosures (“e-houses”), as well as relay panels ■ Integration of customer furnished equipment ■ Leading independent provider of 38kV switchgear ■ Padmount and Arc-Resistant Switchgear ■ Global leader in high-voltage SF6 gas insulated bus products ■ Voltage ranges from 115kV to 1,200kV ■ Innovative medium voltage bus duct products ■ Product line includes isolated phase duct, segregated and non-segregated phase duct ■ Harsh and Hazardous Duty Lighting manufacturer with 75 year history ■ Full length tubing as well as pup-joints ■ Industry leading life extension and repair processes to address low cycle fatigue failure in coke drums and reactors ■ World's largest installed base for the mitigation of fireside corrosion ■ Turnaround driven business Control Centers Power Distr. Centers Data Centers Emergency Mobile Substations Mining Medium Voltage Oil Field Lighting Marine Lighting Full-Length Tubing Water-wall Service Heater / Furnace Service Boiler Services Vessel Service Pipe & Piping Service Coke Drum Repair Isolated Bus Duct System Segregated Bus Duct Systems Non- Segregated. Bus Duct Systems SF6 Gas Insulated Lines Cooling Units High- Current Contact E le c tr ic a l P ro d u c ts In d u s tr ia l S o lu ti o n s 19% 16% 17% 6% 5% 37% # of Locations 3 2 2 1 2 5

INVESTOR PRESENTATION 12 Infrastructure Solutions Segment: Market and Trends E le c tr ic a l P ro d u c ts Enclosures In d u s tr ia l S o lu ti o n s Switchgear High Voltage Tubular and Lighting Specialty Weld Overlay  E-housing growth driven by transmission & distribution (T&D) spending, modular datacenters, energy storage and renewables  Primarily driven by housing starts, population growth, and renewable mandates driving expansion of T&D grid  Growth tied to T&D spending, utilities and Industrial end- markets  Opportunistic large project growth  Primarily exposed to upstream O&G exploration and conversion to LED (~90% of AZZ lighting)  ~$1 billion+ market (~60% exposure to refining)  Recovery expected as many turnaround projects deferred due to COVID-19 pandemic COVID Impact Business DynamicsOutlook Medium Voltage Bus Duct

INVESTOR PRESENTATION 13 Targeting Increased Capital Return to Shareholders ■ Deploy balance sheet to target a net leverage ratio of 2.5x ■ Board authorized $100M share repurchase program ■ Continued prioritization of coatings acquisitions ■ Subject to macro environment Capital Expenditures Acquisitions Share Repurchases Dividends ■ New coatings business and product lines ■ Systems and technology ■ Safety, Health and Environmental ■ North American coatings focus ■ Strategic fit ■ Accretive within the first year ■ Over 652,000 shares repurchased in Fiscal Year 2021 ■ Intend to complete new authorization by end of Fiscal Year 2022, subject to market conditions and acquisition opportunities ■ Grow dividend over time G ro w th S h a re h o ld e r R e tu rn

Appendix and Additional Information

INVESTOR PRESENTATION 15 Reconciliation of Segment Financials Fiscal Year 2017 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 863.5 (99.9) 763.6 Metal Coatings 375.5 (0.2) (1) 375.4 Infrastructure Solutions 488.0 (99.7) (2) 388.3 Operating Profit 98.9 (8.7) 90.2 Metal Coatings 79.0 1.1 (1) 80.2 Infrastructure Solutions 52.6 (9.8) (2) 42.7 Corporate Expenses (32.7) - (32.7) Fiscal Year 2018 Segment $(millions) As Reported (a) Adjustment As Adjusted ` Sales 810.4 (65.9) 744.5 Metal Coatings 389.4 (0.1) (1) 389.3 Infrastructure Solutions 421.0 (65.9) (2) 355.2 Operating Profit 48.2 10.3 58.5 Metal Coatings 84.3 1.7 (1) 86.1 Infrastructure Solutions (1.8) 8.5 (3) 6.8 Corporate Expenses (34.3) - (34.3) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) and a $3.8M one-time adjustment in the electrical business (3) – Reflects ($5.4M) impact of NLI and SMS divestitures and add back of $5.3M non- recurring expenses in electrical business and $8.6M in industrial business

INVESTOR PRESENTATION 16 Reconciliation of Segment Financials (Cont’d) Fiscal Year 2019 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 927.1 (71.3) 855.8 Metal Coatings 440.3 (0.7) (1) 439.5 Infrastructure Solutions 486.8 (70.6) (2) 416.2 Operating Profit 77.0 0.5 77.4 Metal Coatings 83.6 2.4 (1) 86.0 Infrastructure Solutions 31.3 (1.9) (2) 29.4 Corporate Expenses (38.0) - (38.0) Fiscal Year 2020 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 1,061.8 (74.9) 986.9 Metal Coatings 499.0 (2.8) (1) 496.1 Infrastructure Solutions 562.8 (72.1) (2) 490.7 Operating Profit 79.3 16.4 95.8 Metal Coatings 107.9 2.7 (1) 110.6 Infrastructure Solutions 32.8 (4.9) (2) 28.0 Corporate Expenses (42.8) - (42.8) Loss of Disposal of Business (18.6) 18.6 (3) - (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (3) – Reflects add back related to loss on sale of NLI

INVESTOR PRESENTATION 17 Reconciliation of Segment Financials (Cont’d) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (3) – Reflects add back related to loss on sale of NLI LTM Segment 1 $(millions) As Reported (a) Adjustment As Adjusted Sales 888.7 (44.4) 844.2 Metal Coatings 474.4 (1.7) (1) 472.8 Infrastructure Solutions 414.2 (42.8) (2) 371.5 Operating Profit 35.6 19.3 54.9 Metal Coatings 92.0 1.4 (1) 93.4 Infrastructure Solutions 2.0 (0.7) (2) 1.2 Corporate Expenses (39.7) - (39.7) Loss of Disposal of Business (18.6) 18.6 (3) - 1. LTM as of quarter ending 11/30/2020 7 21 2 6. 1 2 3

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